UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011
AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35257 (Commission File Number)	27-0855785 (I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado 80202 (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 1, 2011, American Midstream Partners, LP (the “Partnership”) completed its initial public offering (the “Offering”) of 3,750,000 common units representing limited partner interests (“Common Units”) at $21.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-173191) initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on March 31, 2011. The material provisions of the Offering are described in the prospectus, dated July 26, 2011, filed with the Commission on July 27, 2011, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).
     Credit Agreement
     On August 1, 2011, the Partnership and American Midstream, LLC (the “Borrower”) entered into a Credit Agreement with Bank of America, N.A., as Administrative Agent, Collateral Agent and Letter of Credit Issuer, Comerica Bank and Citicorp North America, Inc., as Co-Syndication Agents, BBVA Compass, as Documentation Agent, and the lenders party thereto (the “Credit Agreement”). The credit facility evidenced by the Credit Agreement includes a $100 million revolver. The revolver will mature in 2016, and borrowings will bear interest at a variable rate per annum equal to, at our option, LIBOR or the Base Rate, as the case may be, plus the Applicable Margin (LIBOR, Base Rate and Applicable Margin are each defined in the Credit Agreement).
     Borrowings under the credit facility are secured by a first-priority lien on and security interest in substantially all of the Borrower’s assets. The Credit Agreement contains customary covenants, including, among other things restrictions on the ability to incur additional indebtedness, make certain investments, loans or advances, make distributions to unitholders, make dispositions or enter into sales and leasebacks, or enter into a merger or sale of property or assets, including the sale or transfer of ownership interests in its subsidiaries. The Credit Agreement also requires compliance with certain financial covenant ratios, including limiting the leverage ratio (ratio of consolidated indebtedness to consolidated EBITDA) to no greater than 4.5x and limiting the interest coverage ratio (ratio of consolidated EBITDA to consolidated interest charges) to no less than 2.5x.
     The events that constitute an event of default under the Credit Agreement include, among other things, the failure to pay principal and interest when due, breach of representations and warranties, failure to comply with covenants, voluntary bankruptcy or liquidation or a change of control.
     The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 1.02 Termination of a Material Definitive Agreement
          On August 1, 2011, in connection with the transactions described above under Item 1.01, the Partnership repaid all outstanding borrowings under and terminated the Revolving and Term Loan Credit Agreement, dated as of October 5, 2009, by and among American Midstream, LLC, as the initial borrower, Comerica Bank, as the administrative agent, BBVA Compass Bank, as the documentation agent and Comerica Bank and BBVA Compass Bank as co-lead arrangers, as amended (the “Previous Credit Agreement”). A description of the material terms and conditions of the Previous Credit Agreement was included in the Prospectus under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Our Credit Facility” and is incorporated into this Item 1.02 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The description of the Credit Agreement above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
          Second Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP
          On August 1, 2011, in connection with the closing of the Offering, the Partnership amended and restated its First Amended and Restated Agreement of Limited Partnership by adoption of its Second Amended and Restated Agreement of Limited Partnership (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and is incorporated herein by reference.
          The foregoing description is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.
          First Amendment to Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC
          On August 1, 2011, in connection with the closing of the Offering, American Midstream GP, LLC, the general partner of the Partnership (the “General Partner”) entered into the First Amendment (the “First Amendment”) to its First Amended and Restated Limited Liability Company Agreement. The First Amendment provides that, among other things, any conflicts committee established by the board of directors of the General Partner (the “Board”) will be comprised of one or more independent directors of the Board.
          The foregoing description is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP dated August 1, 2011.

3.2	First Amendment to First Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC dated August 1, 2011.

10.1	Credit Agreement dated as of August 1, 2011, among American Midstream, LLC as Borrower, American Midstream Partners, LP, as Parent, Bank of America, N.A. as Administrative Agent, Collateral Agent and L/C Issuer, Comerica Bank and Citicorp North America, Inc., as Co-Syndication agents, BBVA Compass, as Documentation Agent and the other lenders party thereto.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP By: American Midstream GP, LLC, its General Partner
Date: August 3, 2011	By:	/s/ Sandra M. Flower
		Name:	Sandra M. Flower
		Title:	Vice President of Finance

Exhibit Index

Exhibit Number	Description
3.1	Second Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP dated August 1, 2011.

3.2	First Amendment to First Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC dated August 1, 2011.

10.1	Credit Agreement dated as of August 1, 2011, among American Midstream, LLC as Borrower, American Midstream Partners, LP, as Parent, Bank of America, N.A. as Administrative Agent, Collateral Agent and L/C Issuer, Comerica Bank and Citicorp North America, Inc., as Co-Syndication agents, BBVA Compass, as Documentation Agent and the other lenders party thereto.